EXHIBIT 10.22
TERM NOTE

$7,780,012.00	July 3, 2008
     FOR VALUE RECEIVED, NORTHEAST OHIO NATURAL GAS CORP., an Ohio corporation (“Borrower”), hereby promises to pay to the order of CITIZENS BANK, an Ohio banking corporation (“Bank”), which term shall include any holder hereof, the principal sum of Seven Million Seven Hundred Eighty Thousand Twelve and no/100 Dollars ($7,780,012.00), or so much thereof as may be advanced by Bank pursuant to the terms of the Credit Agreement of even date herewith, by and between Borrower and Bank, as the same may from time to time be amended, modified, revised, supplemented, substituted, renewed, extended or restated (the “Credit Agreement”), together with interest on and from the date of advance, at the interest rate and in the manner as described below.
     The outstanding principal balance of this Note will appear on a supplemental bank record. However, failure by Bank to maintain such records will not limit or otherwise affect Borrower’s obligations under this Note or the Credit Agreement. In the absence of manifest error, Bank’s records as to the principal amount, the Maturity Date, the applicable interest rates, all other charges hereunder, and each payment of principal and interest received by Bank hereunder, shall be conclusively deemed to be accurate.
     Borrower promises to make payments of principal plus interest as set forth in Section 2.2 of the Credit Agreement, which shall be due and payable in the manner and on each date provided for in Section 2.2 of the Credit Agreement. This Note shall bear interest in the manner set forth in Section 2.2 of the Credit Agreement; provided, however, that interest on any principal portion that is not paid when due shall be payable on demand. Any amounts repaid under this Note may not be re-borrowed.
     The entire unpaid principal balance of this Note, together with accrued interest thereon, shall be due and payable unless earlier accelerated as provided herein, on the Term Loan Maturity Date as set forth in the Credit Agreement (herein referred to as “Maturity” or “Maturity Date”).
     This Note is the Term Note referred to in the Credit Agreement, and is entitled to all of the benefits, and is subject to all of the terms and conditions of, the Credit Agreement. Reference is made to the Credit Agreement for a description of any additional rights of the holder with respect to this Note, the right of the holder hereof to declare this Note due prior to its stated Maturity, and other terms and conditions upon which this Note is issued.
     In no event will the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction will, in a final determination, deem applicable hereto. In the event that a court determines that Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess will be deemed received on account of, and will automatically be applied to reduce the amounts due to Bank from Borrower under this Note, other than interest, and the provisions hereof will be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, Bank will refund to Borrower such excess.
     All payments received by Bank will be applied first to payment of amounts advanced by Bank on behalf of Borrower, which may be due for insurance, taxes and attorneys’ fees or other charges to be paid by Borrower pursuant to the Security Instruments, then to accrued interest and other charges due on this Note, then to principal in inverse order of Maturity. This Note may not be changed orally, but only by an instrument in writing.
     The payment of this Note is secured by, among other things: (a) a Security Agreement of even date herewith by and between Borrower and Bank (the “Security Agreement”), granting a continuing first security interest in all of Borrower’s assets and all tangible and intangible personal property now owned and hereafter acquired as described therein and all products and proceeds thereof (the “Collateral”); (b) an Assignment of Contracts of even date herewith by Borrower in favor of Bank (the “Assignment of Contracts)” (c) the Credit Agreement; and (d) a Guaranty of even date herewith from each of Richard M. Osborne, individually as a natural person (“RMO”), Richard M. Osborne, Trustee under Restated Trust Agreement of January 13, 1995 (“Trust”) and Great Plains Natural Gas Corp., an Ohio corporation (“GPNGC”) (RMO, Trust and GPNGC are collectively, the “Guarantors”) in favor of Bank (collectively the “Guaranties”). The Security Agreement, the Assignment of Contracts, the Credit Agreement, the Guaranties and all other instruments executed in connection with any of the foregoing or as security for this Note, as the same may from time to time be amended, modified, revised, supplemented, substituted, renewed, extended or restated, have heretofore and shall hereinafter be collectively referred to as the “Security Instruments.” All of the terms, agreements, conditions, covenants, warranties, representations, provisions and stipulations made by or imposed upon Borrower in the Security Instruments are hereby made a part of this Note to the same extent, and with the same force and effect, as if they were fully recited herein. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
     Upon the failure to make any payment required under this Note, under any of the Security Instruments, or under any other note, guaranty, mortgage or other obligation of Borrower to Bank (collectively the “Other Obligations”), when the same becomes due, subject to applicable notice and grace periods set forth herein or therein, if any, or if Borrower breaches or defaults under any provision contained in this Note or any of the Security Instruments or the Other Obligations, or should any term, agreement, condition, covenant, warranty, representation, provision or stipulation contained in this Note or any of the Security Instruments or the Other Obligations be breached or proven untrue in any material respect, then the Bank, or holder, shall in addition to any and all other rights, remedies and recourses available to it, the right and option to declare the entire unpaid principal balance and accrued interest on this Note and any other sums due to Bank by Borrower at once due and payable without further demand or presentment for payment to Borrower, and proceed to foreclose all liens and security interests securing the payment of same and to invoke all rights, remedies and recourses relating thereto. The notice of the exercise of the option to accelerate contained in this paragraph is hereby expressly waived by Borrower. Failure of the Bank or holder to exercise the option contained in this paragraph shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     In the event that any payment herein provided for shall become overdue for a period in excess of ten (10) days, a late charge of five percent (5%) of such amount so overdue shall become immediately due to Bank or holder, not as a penalty, but as agreed compensation to Bank or holder for the additional costs and expenses incident to such default in making a payment or payments. Borrower acknowledges that the exact amount of such costs and expenses may be difficult, if not impossible, to determine with certainty, and further acknowledges and confesses the amount of such charge to be a consciously considered, good faith estimate of the actual damage to Bank or holder by reason of such default. Said charge shall be payable in any event no later than the due date of the next subsequent payment hereunder. Assessment of the late charge shall not in any event be deemed to extend the date upon which such installment is due. Failure to pay an assessed late charge is an event of default. The assessment and/or collection of late charge shall in no way impair Bank’s right to pursue any other remedies upon default hereunder, nor shall the acceptance by Bank of any late payment or other performance which does not strictly comply with the terms of this Note or any of the Security Instruments, be deemed to be a waiver of any rights of Bank arising as a result of such failure to comply.
     In the event of any default hereunder or an Event of Default under any of the Security Instruments, the unpaid principal balance of this Note and accrued interest thereon, together with the late charge set forth in the preceding paragraph and all other sums due to Bank or holder by Borrower hereunder or under any of the Security Instruments, shall bear interest at the Default Rate as set forth in the Credit Agreement until all sums are paid in full.
     Borrower promises to pay to Bank all loan fees, other fees and charges due and payable in accordance with the terms of the Security Instruments.
     Borrower grants to Bank a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Bank all Borrower’s right, title and interest in and to, the accounts of Borrower with Bank (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding, however, all IRA, Keogh and trust accounts. Borrower authorizes Bank, to the extent permitted by applicable law, to charge or set-off all sums owing on this Note against any and all such accounts.
     Borrower hereby waives the benefit of any laws which now or hereafter might authorize the stay of any execution to be issued on any judgment recovered on this Note or the exemption of any property from levy or sale thereunder. Borrower also waives and releases unto Bank or holder hereof, all errors, defects and imperfections whatsoever of a procedural notice in the entering of any judgment or any process or proceedings relating thereto.
     Borrower hereby irrevocably authorizes any attorney-at-law to appear in any court of record in the State of Ohio, or in any other state or territory of the United States after this Note becomes due, whether by lapse of time, acceleration of Maturity or otherwise, waive the issuance and service of process, admit the Maturity of this Note and confess judgment against the Borrower in favor of any holder of this Note for the amount then appearing due, together with interest thereon and costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution.

Borrower expressly (a) waives a conflict of interest as to any attorney retained by Bank to confess judgment against the Borrower upon this Note, and (b) consents to the attorney retained by Bank receiving a legal fee from Bank for legal services rendered for confessing judgment against the Borrower, upon this Note. A copy of this Note, certified by Bank, may be filed in each such proceeding in place of filing the original as a warrant of attorney. The authority and power to appear for and enter judgment against the Borrower, additional exercises thereof or any imperfect exercise thereof, shall not be extinguished by any judgment entered pursuant thereto. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced hereby remains unpaid, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment.
     The remedies of this Note and the aforedescribed Security Instruments securing the same, providing for the enforcement of the payment of the principal sum thereby secured, together with the interest thereon, and for the performance of the covenants, conditions and agreements, matters and things herein and therein contained, are cumulative and concurrent and may be pursued singly or successively or together, in the reasonable discretion of Bank or holder, and may be exercised as often as occasion therefor shall occur. The waiver by Bank or any holder hereof of, or failure to enforce, any covenant or condition of this Note or the Security Instruments, or to declare any default thereunder or hereunder, shall not operate as a waiver of any subsequent default or affect the right of the said Bank or holder to exercise any right or remedy not expressly waived in writing by Bank or holder.
     Borrower hereby unconditionally agrees to pay on demand the costs of collection of this Note, including, but not limited to, reasonable attorney fees incurred by Bank or holder, whether or not litigation has been commenced, if collectible in the jurisdiction in which a judgment is rendered or sought to be enforced. All such amounts shall bear interest at the Default Rate and be secured by the Security Instruments.
     Borrower hereby acknowledges, warrants and represents that this is not a consumer transaction and that the principal sum evidenced hereby was not used for any consumer purpose but was used solely in connection with a commercial or business transaction. Borrower hereby further consents and agrees that this Note is a “contract of indebtedness” and that the attorneys’ fees and disbursements referenced are those which are a reasonable amount, all as contemplated by Ohio Revised Code Section 1301.21, as such Section may hereafter be amended.
     This obligation shall bind Borrower and Borrower’s successors and permitted assigns, as the case may be, and the benefits hereof shall inure to any holder hereof and its successors and assigns.
     Borrower does hereby: (a) waive demand, presentment for payment, notice of non-payment, protest, notice of protest and all other notice (unless notice is specifically otherwise required in this Note or in the Security Instruments), filing of suit or diligence in collecting this Note, in enforcing any of the security rights or in proceeding against any of the property which is collateral for this Note; (b) agree to any substitution, exchange, addition or release of any such property or the addition or release of any party or person primarily or secondarily liable herein; (c) agree that Bank or holder shall not be required first to institute any suit, or to exhaust its remedies against Borrower or any other person or party in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing, except as to any such person expressly released in writing by Bank or holder, Borrower shall be and remain directly and primarily, liable for all sums due hereunder and under any and all of the Security Instruments.
     If any of the terms or provisions of this Note shall be deemed to be unenforceable or invalid, the enforceability or validity of the remaining terms and provisions shall not be affected. It is the intention of Bank or holder, which is signified by acceptance of this Note, that this Note shall comply with all applicable usury laws now or hereafter in effect. Accordingly, to the extent that any rate of interest stated in this Note exceeds the maximum rate of interest which may be charged on loans of the type and nature evidenced by this Note, then said interest shall be abated and reduced to the extent necessary to conform with the maximum permissible rate.
     BORROWER HEREBY, AND BANK BY ITS ACCEPTANCE HEREOF, EACH WAIVES THE RIGHT OF A JURY TRIAL IN EACH AND EVERY ACTION ON THIS NOTE OR ANY OF THE SECURITY INSTRUMENTS, IT BEING ACKNOWLEDGED AND AGREED THAT ANY ISSUES OF FACT IN ANY SUCH ACTION ARE MORE APPROPRIATELY DETERMINED BY THE COURTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER ACKNOWLEDGES THAT NO ONE HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS NOTE OR ANY OF THE SECURITY INSTRUMENTS. FURTHER, BORROWER HEREBY CONSENTS AND SUBJECTS ITSELF TO THE JURISDICTION OF COURTS OF THE STATE OF OHIO AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TO THE VENUE OF SUCH COURTS IN ANY COUNTY IN WHICH BANK IS LOCATED.
     The obligations evidenced by this Note may from time to time be evidenced by another note or notes given in amendment, modification, revision, supplement, substitution, renewal, extension or restatement hereof. All of the Security Instruments which secure this Note, and any guaranty which guarantees the obligations evidenced hereby, shall remain in full force and effect notwithstanding any such amendment, modification, revision, supplement, substitution, renewal, extension or restatement.
     This Note is being executed and delivered in the State of Ohio, is intended to be performed in, will be construed and enforceable in accordance with and governed by the internal laws of, the State of Ohio, without regard to principles of conflicts of law. Borrower agrees that the state and federal courts in any County where Bank is located shall have jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding and any notice required hereunder or under any of the Security Instruments, shall be effective if sent to Borrower at the address set forth in the Notices section of the Credit Agreement in accordance with the terms thereof. Borrower represents and warrants to Bank that this Note is being executed and delivered in the State of Ohio.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first above written in the State of Ohio.
WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

NORTHEAST OHIO NATURAL GAS CORP., an Ohio corporation
By:	/s/ Thomas J. Smith
Thomas J. Smith,
President and Chief Operating Officer

Address: 8500 Station Street Mentor, Ohio 44060
“Borrower”